As filed with the Securities and Exchange Commission on July 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Real Estate Securities
Income Fund Inc.

Semi-Annual Report

April 30, 2011

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS/
TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	25

Distribution Reinvestment Plan	27

Directory	29

Proxy Voting Policies and Procedures	30

Quarterly Portfolio Schedule	30

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2011. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

I would like to provide an update on the Fund's common share tender offer program. In February 2009, the Fund's Board of Directors authorized a tender offer program consisting of up to four tender offers over a two-year period. Under the program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to voluntarily extend the management fee waivers then in place for the Fund for one year.

During the reporting period, the Fund conducted a tender offer for up to 5% of its outstanding common shares. The offer commenced on December 20, 2010 and expired on January 19, 2011, and the Fund purchased 3,090,739 common shares at a price of $4.29 per share.

I am also pleased to report on actions that the Fund undertook with respect to its Auction Market Preferred Shares ("AMPS"). During the reporting period, the Fund conducted a tender offer for up to 100% of its outstanding AMPS. The AMPS tender offer commenced on March 1, 2011 and expired on April 5, 2011. The Fund purchased 2,951 AMPS, which represented approximately 98% of the Fund's outstanding AMPS at a price of $24,500 per share, representing 98% of the per share liquidation preference of $25,000, plus any unpaid dividends through April 5, 2011.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund Inc. generated a 17.08% return on a net asset value (NAV) basis for the six months ended April 30, 2011 and outperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which provided a 15.95% return for the period. The Fund's use of leverage was a substantial contributor to performance during the reporting period.

The real estate investment trust (REIT) market generated strong results during the reporting period. This was due to a variety of factors, including expectations for additional improvements in REIT fundamentals, signs of improving cash flows, rising REIT dividends and REITs' ability to access the capital markets. In addition, REITs were supported by overall solid demand from investors seeking relatively attractive yields in the low interest rate environment.

Several adjustments were made to the portfolio during the reporting period. Given our optimistic outlook for the economy and for REITs, we continued to increase exposure to more economically sensitive property sectors while reducing some of the Fund's more defensive allocations. We felt that the Office sector, which had performed poorly during the severe economic downturn, had become more attractively valued. This was based on our belief that the economy was gaining some momentum. In addition, we saw gradually improving fundamentals in a number of key markets, including New York City, Boston and certain West Coast cities. Given this, we increased the Fund's exposure to REIT common stock in the Office sector. In contrast, we pared our exposure to the more defensive Health Care sector in favor of more cyclical sectors. Toward the end of the period, we increased the Fund's allocation to Lodging/Resorts and moved from an underweight to an overweight relative to the index. Given that Lodging/Resort properties essentially have the ability to change their rates overnight, they can respond to shifts in demand extremely quickly, thus providing additional pricing power. We maintained our underweight exposure relative to the index to the Timber sector, due to valuation concerns regarding these securities. Overall, our sector positioning had a negative impact on performance, largely due to the strong results from the Timber sector, which performed well given continued strong demand from developing countries such as China.

Elsewhere, we increased the Fund's exposure to REIT common shares and reduced its weighting in REIT preferred shares. Over the longer term, our view is that REIT common shares are more favorably positioned to generate price gains and provide a higher level of income growth going forward. While we pared the Fund's allocation to REIT preferred shares, the Fund still maintained a meaningful allocation to these securities given the attractive yields they offer. As REIT preferred shares lagged their REIT common stock counterparts over the period, the Fund's preferred share allocation was a drag on its performance.

As previously mentioned, the use of leverage was a significant factor in the Fund's outperformance versus its benchmark. Given the sharply rising REIT market during the reporting period, leverage served to further boost the Fund's results. However, the Fund's use of interest rate swaps, which are utilized to hedge the Fund's leverage exposure to floating rate borrowing costs, detracted from performance.

Looking ahead, over the short term, we anticipate a somewhat challenging environment for the REIT market, given continued high unemployment. However, we believe that demand fundamentals have bottomed and are gradually improving. We maintain our positive outlook for the intermediate and long-term prospects for the REIT market as the economy continues to expand. We believe that 2011 will be the first year of a multi-year cash flow recovery cycle, driven by improving demand coupled with limited new supply across most property types.

We also feel that many REITs enjoy ready access to the equity and debt capital markets and that this should allow them to pursue attractive acquisitions going forward. Against this backdrop, we are emphasizing REITs with strong and flexible balance sheets that we believe have the ability to capitalize on this trend. We anticipate demand from investors seeking yield in what continues to be a low interest rate environment. Also supporting demand for REITs in general will be, in our view, further dividend hikes from many REITs as their balance sheets and cash flows continue to improve.

Higher oil and commodities prices are currently impacting the global economy. The risk of higher inflation in the U.S. is increasingly being discussed. Historically, real estate has been a good hedge against inflation. Should inflationary trends continue, we would look to sectors within the REIT market with the greatest ability to pass through higher input costs in the form of increased rental rates.

Sincerely,

Steve Shigekawa and Brian Jones
Portfolio Co-Managers

TICKER SYMBOL
Real Estate Securities Income Fund Inc.	NRO

INDUSTRY DIVERSIFICATION
(as a % of total investments)
Apartments	5.9%
Diversified	12.1
Health Care	10.7
Industrial	5.5
Lodging/Resorts	8.1
Manufactured Homes	1.0
Mixed	1.1
Office	16.0
Regional Malls	15.7
Self Storage	2.2
Shopping Centers	7.7
Mortgage Commercial Financing	10.1
Mortgage Home Financing	1.6
Short-Term	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
NAV1,3,4	Date	04/30/2011	1 Year	5 Years	Life of Fund
Real Estate Securities Income Fund Inc.	10/28/2003	17.08%	29.79%	-8.04%	0.44%
Market Price2,3,4
Real Estate Securities Income Fund Inc.	10/28/2003	17.25%	29.53%	-6.45%	-1.48%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value ("NAV") of the Fund.

2	Returns based on the market price of Fund shares on the NYSE Amex.

3
Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it would otherwise be entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Management has voluntarily extended this waiver for one year until October 31, 2012. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

4	Performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT All Equity REITs Index (previously known as FTSE NAREIT Equity REITs Index):
An unmanaged free floating adjusted market capitalization weighted index that tracks the performance of all equity real estate investment trusts (REITs) currently listed on the New York Stock Exchange, the NYSE Amex Equities or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and includes reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

TOP TEN EQUITY HOLDINGS

1	CBL & Associates Properties	6.0%
2	Glimcher Realty Trust	5.4%
3	Health Care REIT	5.1%
4	Lexington Realty Trust	5.1%
5	NorthStar Realty Finance	5.0%
6	Macerich Co.	4.6%
7	Highwoods Properties	4.2%
8	Parkway Properties	4.2%
9	Brandywine Realty Trust	4.2%
10	iStar Financial	3.7%

NUMBER OF SHARES		VALUE†

Common Stocks (79.1%)

Apartments (6.2%)
122,975	American Campus Communities	$4,322,571
33,900	AvalonBay Communities	4,292,079
33,700	Essex Property Trust	4,565,676
67,201	Mid-America Apartment Communities	4,492,387
		17,672,713
Commercial Financing (2.3%)
409,423	Apollo Commercial Real Estate Finance	6,689,972
Diversified (8.2%)
107,000	Digital Realty Trust	6,456,380
167,550	Entertainment Properties Trust	7,977,056
59,099	Vornado Realty Trust	5,713,691
105,100	Washington Real Estate Investment Trust	3,405,240
		23,552,367
Health Care (12.4%)
267,300	HCP, Inc.	10,590,426
111,450	Health Care REIT	5,992,667
100,000	LTC Properties	2,942,000
374,600	OMEGA Healthcare Investors	8,600,816
130,352	Ventas, Inc.	7,290,587
		35,416,496
Home Financing (5.8%)
376,500	Annaly Capital Management	6,716,760
433,100	Starwood Property Trust	9,870,349
		16,587,109
Industrial (7.9%)
282,900	AMB Property	10,297,560
102,222	EastGroup Properties	4,708,345
470,400	ProLogis	7,662,816
		22,668,721
Office (10.2%)
46,000	Boston Properties	$4,808,380
593,700	Brandywine Realty Trust	7,539,990
152,380	Highwoods Properties	5,622,822
117,777	Mack-Cali Realty	4,159,883
363,300	Piedmont Office Realty Trust	7,229,670
		29,360,745
Office—Industrial (1.6%)
130,800	Liberty Property Trust	4,600,236
Real Estate Management & Development (3.2%)
458,000	Brookfield Properties	9,059,240
Regional Malls (9.3%)
237,500	CBL & Associates Properties	4,410,375
264,114	General Growth Properties	4,410,704
249,778	Macerich Co.	13,193,274
40,761	Simon Property Group	4,668,765
		26,683,118
Self Storage (3.1%)
208,701	Sovran Self Storage	8,928,229
Shopping Centers (8.9%)
171,100	Equity One	3,391,202
42,300	Federal Realty Investment Trust	3,703,788
404,300	Kimco Realty	7,900,022
127,064	Regency Centers	5,979,632
163,670	Tanger Factory Outlet Centers	4,522,202
		25,496,846
Total Common Stocks (Cost $153,553,459)		226,715,792

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†

Preferred Stocks (61.4%)

Apartments (2.3%)
138,000	Apartment Investment & Management, Ser. T	$3,472,080
129,040	Apartment Investment & Management, Ser. U	3,233,743
		6,705,823
Commercial Financing (8.7%)
131,915	iStar Financial, Ser. E	2,883,662
185,000	iStar Financial, Ser. G	3,936,800
185,000	iStar Financial, Ser. I	3,881,300
605,000	NorthStar Realty Finance, Ser. B	14,157,000
		24,858,762
Diversified (9.1%)
160,600	Cousins Properties, Ser. B	4,053,544
302,000	DuPont Fabros Technology, Ser. A	7,568,120
578,300	Lexington Realty Trust, Ser. B	14,474,849
		26,096,513
Health Care (3.0%)
337,803	Health Care REIT, Ser. D	8,705,183
Lodging (11.8%)
370,000	Ashford Hospitality Trust, Ser. D	8,935,500
260,800	Eagle Hospitality Properties, Ser. A	1,238,800	*
179,900	Hersha Hospitality Trust, Ser. A	4,493,902
81,700	Hospitality Properties Trust, Ser. B	2,105,409
170,000	Lasalle Hotel Properties, Ser. G	4,108,900
250,000	Pebblebrook Hotel Trust, Ser. A	6,349,750
65,900	Sunstone Hotel Investors, Ser. A	1,602,029
200,000	Sunstone Hotel Investors, Ser. D	4,900,000	*
		33,734,290
Manufactured Homes (1.5%)
19,600	American Land Lease, Ser. A	420,420
150,000	Equity Lifestyle Properties, Ser. A	3,805,500
		4,225,920
Office (9.6%)
100,000	Brandywine Realty Trust, Ser. C	$2,521,000
80,000	Brandywine Realty Trust, Ser. D	1,999,200
6,000	Highwoods Properties, Ser. A	6,489,375
478,000	Parkway Properties, Ser. D	12,064,720
100,000	SL Green Realty, Ser. C	2,525,000
73,200	SL Green Realty, Ser. D	1,848,300
		27,447,595
Regional Malls (13.2%)
528,000	CBL & Associates Properties,	12,835,680
	Ser. D
98,000	Glimcher Realty Trust, Ser. F	2,499,000
521,060	Glimcher Realty Trust, Ser. G	12,906,656
151,300	Taubman Centers, Ser. G	3,826,377
232,700	Taubman Centers, Ser. H	5,866,367
		37,934,080
Shopping Centers (2.2%)
120,000	Cedar Shopping Centers,	3,046,800
	Ser. A
123,900	Developers Diversified Realty,	3,102,456
	Ser. I
		6,149,256
Total Preferred Stocks (Cost $176,144,602)		175,857,422
Short-Term Investments (3.3%)
9,496,867	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $9,496,867)	9,496,867
	Total Investments (143.8%) (Cost $339,194,928)	412,070,081	##
	Liabilities, less cash, receivables and other assets [(43.3%)]	(124,133,571	)ØØ
	Liquidation Value of Auction Market Preferred Shares [(0.5%)]	(1,425,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$286,511,510

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments

	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund's investments in interest rate swap contracts is determined by Management by obtaining valuations from independent pricing services which are based on multiple broker quotes (generally Level 2 inputs). The value of the Fund's investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2011:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks^	$226,715,792	$—	$—	$226,715,792
Preferred Stocks
Apartments	6,705,823	—	—	6,705,823
Commercial Financing	24,858,762	—	—	24,858,762
Diversified	26,096,513	—	—	26,096,513
Health Care	8,705,183	—	—	8,705,183
Lodging	27,384,540	6,349,750	—	33,734,290
Manufactured Homes	420,420	3,805,500	—	4,225,920
Office	20,958,220	6,489,375	—	27,447,595
Regional Malls	37,934,080	—	—	37,934,080
Shopping Centers	6,149,256	—	—	6,149,256
Total Preferred Stocks	159,212,797	16,644,625	—	175,857,422
Short-Term Investments	—	9,496,867	—	9,496,867
Total Investments	$385,928,589	$26,141,492	$—	$412,070,081

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no significant transfers between Levels 1 and 2 during the six months ended April 30, 2011.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2011:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(4,841,579)	$—	$(4,841,579)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##
At April 30, 2011, the cost of investments for U.S. federal income tax purposes was $340,568,012. Gross unrealized appreciation of investments was $77,889,055 and gross unrealized depreciation of investments was $6,386,986, resulting in net unrealized appreciation of $71,502,069 based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.

ØØ	At April 30, 2011, the Fund had deposited $5,000,000 in a segregated account for interest rate swap contracts.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
April 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$412,070,081
Cash	987,280
Deposits with brokers for open swap contracts (Note A-12)	5,000,000
Dividends and interest receivable	541,991
Prepaid expenses and other assets	151,752
Total Assets	418,751,104

Liabilities
Loans payable (Note A-9)	125,000,000
Interest rate swaps, at value (Note A-12)	4,841,579
Distributions payable—preferred shares	203
Distributions payable—common shares	142,532
Payable to investment manager-net (Note B)	155,527
Payable to administrator (Note B)	82,727
Interest payable (Note A-9)	140,004
Accrued expenses and other payables	452,022
Total Liabilities	130,814,594

Auction Market Preferred Shares Series A, B, C, D, E, F, G, & H at liquidation value 21,120 shares authorized, 57 shares issued and outstanding $.0001 par value;$25,000 liquidation value per share (Notes A-9 & A-10)	1,425,000
Net Assets applicable to Common Shareholders at value	$286,511,510

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$668,649,680
Distributions in excess of net investment income	(1,776,326)
Accumulated net realized gains (losses) on investments	(448,395,418)
Net unrealized appreciation (depreciation) in value of investments	68,033,574
Net Assets applicable to Common Shareholders at value	$286,511,510
Common Shares Outstanding ($.0001 par value; 999,978,880 shares authorized)	58,724,048

Net Asset Value Per Common Share Outstanding	$4.88
*Cost of Investments:	$339,194,928

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$8,829,842
Interest income—unaffiliated issuers	5,764
Foreign taxes withheld	(19,236)
Total income	$8,816,370

Expenses:
Investment management fees (Note B)	1,178,297
Administration fees (Note B)	490,957
Auction agent fees (Note B)	50,319
Audit fees	34,427
Basic maintenance expense (Note B)	12,294
Custodian fees (Note B)	45,385
Insurance expense	12,906
Legal fees	120,079
Shareholder reports	63,042
Stock exchange listing fees	7,603
Stock transfer agent fees	10,078
Interest expense (Note A-9)	950,941
Directors' fees and expenses	27,803
Tender offer fees (Notes A-10 & E)	226,075
Miscellaneous	25,765
Total expenses	3,255,971
Investment management fees waived (Note B)	(255,298)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(10)
Total net expenses	3,000,663
Net investment income (loss)	$5,815,707

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,793,453
Interest rate swap contracts	(1,964,550)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	31,300,065
Interest rate swap contracts	1,900,253
Net gain (loss) on investments	35,029,221
Distributions to Preferred Shareholders	(484,696)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	1,475,500
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$41,835,732

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	REAL ESTATE SECURITIES INCOME FUND
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$5,815,707	$13,785,688
Net realized gain (loss) on investments	1,828,903	6,954,790
Change in net unrealized appreciation (depreciation) of investments	33,200,318	78,730,503
Distributions to Preferred Shareholders From (Note A-7):
Net investment income	(484,696)	(1,145,646)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	1,475,500	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	41,835,732	98,325,335
Distributions to Common Shareholders From (Note A-7):
Net investment income	(7,232,331)	(15,356,094)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with common tender offers (Note E)	(13,259,270)	(11,842,413)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	21,344,131	71,126,828
Net Assets Applicable to Common Shareholders:
Beginning of period	265,167,379	194,040,551
End of period	$286,511,510	$265,167,379
Undistributed net investment income (loss) at end of period	$—	$124,994
Distributions in excess of net investment income at end of period	$(1,776,326)	$—

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2011
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$41,835,732
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(30,094,027)
Proceeds from disposition of investment securities	46,321,579
Purchase of short-term investment securities, net	(2,674,644)
Increase in net interest payable/receivable on interest rate swap contracts	(10,079)
Decrease in dividends and interest receivable	390,329
Decrease in prepaid expenses and other assets	117,546
Decrease in deposits with brokers for open interest rate swap contracts	2,400,000
Decrease in accumulated unpaid dividends on Preferred Shares	(19,699)
Increase in interest payable	53,185
Decrease in accrued expenses and other payables	(21,863)
Unrealized appreciation on securities	(31,300,065)
Unrealized appreciation on interest rate swap contracts	(1,900,253)
Net realized gain from investments	(3,793,453)
Net realized loss from interest rate swaps contracts	1,964,550

Net cash provided by operating activities	$23,268,838

Cash flows from financing activities:
Cash distributions paid on Common Shares	(7,247,288)
Payout for Common Shares redeemed via tender offers	(13,259,270)
Benefit to Common Shareholders from Tender Offer for Auction
Market Preferred Shares (Note A-10)	(1,475,500)
Payout for Auction Market Preferred Shares redeemed via tender offers	(72,299,500)
Cash receipts from loan	72,000,000

Net cash used in financing activities	(22,281,558)
Net increase in cash	987,280

Cash:
Beginning balance	0
Ending balance	$987,280

Supplemental disclosure
Cash paid for interest	$897,756

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income
Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2011 was $593,420.

5
Income tax information: It is the policy of the Fund to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of April 30, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, non-deductible restructuring cost, distributions in excess of current earnings and the characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$16,501,740	$11,207,546	$—	$—	$—	$32,946,770	$16,501,740	$44,154,316

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$30,763,554	$(447,327,734)	$(416,564,180)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and timing differences of income recognized on interest rate swaps.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2010, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$239,530,379	$207,797,355

 During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $11,887,434.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7
Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2011 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable monthly distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-9.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2010, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2011, the Fund estimated these amounts for the period January 1, 2011 to April 30, 2011 within the financial statements since the 2011 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2010, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience, it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 29, 2011, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on May 31, 2011 to shareholders of record on May 16, 2011, with an ex-date of May 12, 2011. Subsequent to April 30, 2011, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on June 30, 2011 to shareholders of record on June 15, 2011, with an ex-date of June 13, 2011.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9
Financial leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In most of the Fund's regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' distribution period). Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS.

When the AMPS auctions have resulted in a failed auction, the Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate. If auctions generally continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. During the period from November 1, 2010 until April 30, 2011, in three Series A AMPS auctions and one Series H AMPS auction all orders received by the auction agent were "submitted hold orders" and the distribution rates determined by such auctions were set in accordance with the terms of the Articles Supplementary. The Fund continues to monitor the developments in the AMPS market.

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates are reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2011, distribution rates ranged from 0.14% to 1.51% for Series A, 1.43% to 1.51% for Series B, 1.43% to 1.51% for Series C, 1.43% to 1.51% for Series D, 1.43% to 1.51% for Series E, 1.43% to 1.51% for Series F, 1.46% to 1.52% for Series G, and 0.18% to 1.51% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2011 to May 31, 2011 of $6, $211, $121, $302, $151, $453, $124 and $35 for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). Under the terms of the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund has paid an up-front fee which is being amortized over the life of the Facility and pays a facility fee in arrears based on the entire amount of the Facility. These fees are included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2011, there were $125 million in loans outstanding under the Facility.

During the period November 1, 2008 to October 31, 2009, the Fund redeemed 2,580 of its outstanding AMPS with an aggregate liquidation preference of $64.5 million. During the period November 1, 2010 to April 30, 2011, the Fund conducted a tender offer for its outstanding AMPS and accepted for purchase 2,951 AMPS, as more fully described in Note A-10.

As of April 30, 2011, there were 2 Series A, 7 Series B, 4 Series C, 10 Series D, 5 Series E, 15 Series F, 4 Series G and 10 Series H AMPS outstanding.

10
Auction Market Preferred Share tender offer: The Fund conducted a tender offer that commenced on March 1, 2011 and expired on April 5, 2011, for up to 100% of its outstanding AMPS at a price equal to 98% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer, on April 5, 2011, the Fund accepted 2,951 AMPS, representing 98% of its then outstanding AMPS. Final payment was made at $24,500 per share, representing 98% of the per share liquidation preference of $25,000, plus any unpaid dividends through April 5, 2011. Because the tender offer price was less than the AMPS per share liquidation preference, the tender offer had a positive impact on NAV in the amount of

$1,475,500, which is reflected in the Statement of Operations under the caption "Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)."

11
Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

12
Derivative Instruments: During the six months ended April 30, 2011, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into an interest rate swap transaction, with an institution that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS and Facility. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2011, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counterparty	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	.243%	$(292,306)	$(4,549,273)	$(4,841,579)

(1)	30 day LIBOR (London Interbank Offered Rate) at March 31, 2011.

(2)	The notional amount at period end is indicative of the volume throughout the period.

At April 30, 2011, the Fund had deposited $5,000,000 in a segregated account for interest rate swap contracts.

At April 30, 2011, the Fund held the following derivatives (which did not qualify as hedging instruments under ASC 815) grouped by primary risk exposure:

Liability Derivatives
	Interest Rate Risk	Statement of Assets and Liabilities Location

Interest Rate Swap Contract	$(4,841,579)	Interest rate swaps,

Total Value	$(4,841,579)	at value(1)

(1)
"Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of April 30, 2011 which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value."

The impact of the use of derivative instruments as reflected in the Statement of Operations during the six months ended April 30, 2011, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location

Interest Rate Swap Contract	$(1,964,550)	Net realized gain (loss)

Total Realized Gain (Loss)	$(1,964,550)	on interest rate swap contracts

Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location

Interest Rate Swap Contract	$1,900,253	Change in net unrealized appreciation

Total Change in Appreciation (Depreciation)	$1,900,253	(depreciation) in value of interest rate swap contracts

13
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14
Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such  investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding and borrowings under the Facility are not considered liabilities.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets

2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the common share tender offer program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets

2011	0.13

2012	0.07

For the six months ended April 30, 2011, such waived fees amounted to $255,298.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Fund. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Fund.

Other non-affiliated service providers: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2011, the impact of this arrangement was a reduction of expenses of $10.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% if the auction is successful, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2011, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $31,955,342 and $45,690,061, respectively.

During the six months ended April 30, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At April 30, 2011, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
58,724,048	20,806

Transactions in common shares for the six months ended April 30, 2011 and for the year ended October 31, 2010, were as follows:

	2011	2010

Redemption of Common Shares (Note E)	(3,090,739)	(3,253,410)

Net Increase (Decrease) in Common Shares Outstanding	(3,090,739)	(3,253,410)

Note E—Common Share Tender Offer Program:

In 2009, the Fund's Board authorized a semi-annual common share tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, the Fund traded at an average daily discount to NAV of greater than 10%. As a result, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted 3,424,642 common shares, representing approximately 5% of its then-outstanding common shares. Final payment was made at $3.00 per share, representing 98% of the NAV per share on October 16, 2009.

During the second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, the Fund traded at an average daily discount to NAV of greater than 10% and, therefore, conducted a tender offer that commenced June 11, 2010 and expired July 9, 2010, for up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on July 14, 2010, the Fund accepted 3,253,410 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $3.64 per share, representing 98% of the NAV per share on July 9, 2010.

During the third measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, the Fund traded at an average daily discount to NAV greater than 10% and, therefore, conducted a tender offer that commenced December 20, 2010 and expired on January 19, 2011, for up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on January 25, 2011, the Fund accepted 3,090,739 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $4.29 per share, representing 98% of the NAV per share on January 19, 2011.

In connection with the Fund's adoption of the Tender Offer Program, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note F—Recent Market Events:

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Fund to satisfy margin calls and this may have an effect on the performance of the Fund. The extent of margin requirements in the market after regulators impose clearing mandates is not yet known. The ultimate impact of the Dodd-Frank Act therefore is not yet certain.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission) are reviewing generally, and have proposed regulations or guidelines on, the use of futures by funds governed by the 1940 Act (in the case of the U.S. Commodity Futures Trading Commission) and the use of derivatives by 1940 Act funds (in the case of the Securities and Exchange Commission). It is not clear whether final guidelines for such use will be published, or when these rules will become final. The impact of new guidance and regulations is also not certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2011		2010		2009		2008	2007	2006
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$4.29		$2.98		$3.45		$16.17	$21.23	$16.95

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.10		.22		.19		1.00	1.08	.82
Net Gains or Losses on Securities (both realized and unrealized)	.59		1.35		(.05)		(10.32)	(3.43)	5.28

Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.02)		(.02)		(.21)	(.17)	(.19)
Net Capital Gains¢	—		—		—		(.06)	(.22)	(.16)
Total Distributions to Preferred Shareholders	(.01)		(.02)		(.02)		(.27)	(.39)	(.35)
Benefit to Common Shareholders from Tender Offer for Auction Market Preferred Shares (Note A-10)	.03		—		—		—	—	—
Total From Investment Operations Applicable to Common Shareholders	.71		1.55		.12		(9.59)	(2.74)	5.75

Less Distributions to Common Shareholders From:
Net Investment Income	(.12)		(.24)		(.14)		(.91)	(1.00)	(.79)
Net Capital Gains	—		—		—		(.70)	(1.32)	(.68)
Tax Return of Capital	—		—		(.46)		(1.52)	—	—
Total Distributions to Common Shareholders	(.12)		(.24)		(.60)		(3.13)	(2.32)	(1.47)
Accretive Effect of Common Share Tender Offers	.00		.00		.01		—	—	—
Common Share Net Asset Value, End of Period	$4.88		$4.29		$2.98		$3.45	$16.17	$21.23
Common Share Market Value, End of Period	$4.42		$3.88		$2.61		$3.15	$14.87	$18.16
Total Return, Common Share Net Asset Value†	17.08	%**	54.41%		17.65%		(70.68)%	(13.17)%	37.59%
Total Return, Common Share Market Value†	17.25	%**	59.45%		12.86%		(70.89)%	(6.66)%	40.49%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$286.5		$265.2		$194.0		$248.3	$538.8	$707.2
Preferred Shares Outstanding, End of Period (in millions)	$1.4		$75.2		$75.2		$139.7	$245.0	$245.0
Preferred Shares Liquidation Value Per Share	$25,000		$25,000		$25,000		$25,000	$25,000	$25,000

Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	2.20	%Ø*§	2.09	%Ø	2.87	%Ø	1.40%	1.05%	1.04%
Ratio of Net Expenses‡	2.20	%Ø*§	2.09	%Ø	2.87	%Ø	1.40%‡‡	1.05%	1.04%
Ratio of Net Investment Income (Loss) Excluding
Preferred Share DistributionsØØ	4.43	%*§	5.79%		8.34%		9.76%	5.57%	4.46%
Portfolio Turnover Rate	8	%**	27%		41%		37%¢¢	17%	11%
Asset Coverage Per Preferred Share, End of Period@	$5,051,521		$113,161		$89,510		$69,444	$80,030	$97,208
Loans Payable (in millions)	$125		$53		$25		$—	$—	$—
Asset Coverage Per $1,000 of Loans Payable@@	$3,303		$7,422		$11,770		$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income
Fund Inc. (Unaudited)

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡
After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2011	2010	2009	2008	2007	2006
2.40%§	2.37%	3.18%	1.72%	1.39%	1.39%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.
@@
Calculated by subtracting the Fund's total liabilities (excluding Loans payable and accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.
Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2011	2010	2009
.72%	.66%	.90%

¢	Calculated based on the average number of shares outstanding during each fiscal period.
¢¢
On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into the Fund pursuant to an Agreement and Plan of Reorganization approved by each of the Fund's and NRI's shareholders. Portfolio turnover excludes purchases and sales of securities by NRI as the acquired fund prior to merger date.

‡‡
Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the year ended October 31, 2008 would have been 1.36%.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2011	2010	2009	2008	2007	2006
.36%	.48%	1.03%	2.63%	2.02%	1.88%

*	Annualized.
**	Not annualized.
§	Tender offer fees on AMPS, which is a non-recurring expense, is included in ratios on a non-annualized basis.

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■   Social Security number and account balances
■   income and transaction history
■   credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800.223.6448

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
	■	open an account or provide account information
	■	seek advice about your investments or give us your income information
	■	give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates' everyday business purposes — information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	■	Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Neuberger Berman doesn't jointly market.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158–0180 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

I0209 06/11

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.  There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This table shows the purchases by or on behalf of the Registrant or affiliated purchasers of the Registrant of any class of the Registrant's equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	N/A	N/A	N/A	N/A
December 1 through December 31*	N/A	N/A	N/A	N/A
January 1 through January 31*	3,090,739	$4.29	3,090,739	3,090,739
February 1 through February 28	N/A	N/A	N/A	N/A
March 1 through March 31	N/A	N/A	N/A	N/A
April 1 through April 30	N/A	N/A	N/A	N/A
Total	3,090,739	N/A	3,090,739	3,090,739

*
In 2009, the Fund’s Board authorized a semi-annual common share tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Fund’s common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the third measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, the Fund traded at an average daily discount to NAV greater than 10% and, therefore, conducted a tender offer that commenced December 20, 2010 and expired on January 19, 2011, for up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on January 25, 2011, the Fund accepted 3,090,739 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $4.29 per share, representing 98% of the NAV per share on January 19, 2011.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	July 7, 2011

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	July 7, 2011